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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                         Date of Report: August 28, 2003
                        (Date of earliest event reported)



                 ABN AMRO Mortgage Corporation, Series 2003-10
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                               333-101550                36-3886007
--------                               ----------                ----------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation)                        File Number)           Identification No.)

135 South LaSalle Street
Chicago, Illinois                                                  60603
(Address of Principal                                            (Zip Code)
Executive Offices)


      Registrant's telephone number, including area code, is (312) 904-2000

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Item 5.           Other Events.
                  ------------

                  On August 28, 2003, ABN AMRO Mortgage Corporation caused the issuance and sale of the Multi-Class Mortgage Pass-Through Certificates, Series 2003-10, pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2003, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc., as seller and servicer and JPMorgan Chase Bank, as trustee.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

Exhibit No.                Document Description
-----------                --------------------
1.1                        Underwriting Agreement, dated as of January 23, 2003,
                           among ABN AMRO Mortgage Corporation, LaSalle Bank
                           Corporation, Credit Suisse First Boston LLC and ABN
                           AMRO Financial Services, Inc.

1.2                        Terms Agreement dated August 25, 2003, among ABN AMRO
                           Mortgage Corporation, LaSalle Bank Corporation,
                           Credit Suisse First Boston LLC and ABN AMRO Financial
                           Services, Inc.

4.1                        Pooling and Servicing Agreement dated as of August 1,
                           2003, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN
                           AMRO Mortgage Group, Inc., as servicer.

4.2                        Mortgage Loan Purchase Agreement dated August 28,
                           2003, between ABN AMRO Mortgage Group, Inc. and ABN
                           AMRO Mortgage Corporation.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 ABN AMRO MORTGAGE
                                                 CORPORATION

                                                 By: /s/ Maria Fregosi
                                                     ------------------
                                                 Name:   Maria Fregosi
                                                 Title:  Vice President

Dated: September 12, 2003